UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 4, 2016

Innovative Designs, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of Incorporation)

000-51791	03-0465528
(Commission File Number)	(IRS Employer Identification No.)

124 Cheery St, Pittsburgh, Pennsylvania	152223
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 799-0350

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 0ther Events.

On November 3, 2016, the Company was informed by the staff of the Federal Trade Commission (the “Commission”) that the Commission has filed a complaint against the Company in the United States District Court Western District of Pennsylvania. In the complaint the Commission alleges that, among other matters, the Company does not have substantiation of claims made by the Company regarding the R value and energy efficiency of its INSULTEX House Wrap products.

The Company strongly denies the allegations and intends to vigorously defend itself. It is the Company’s belief that the complaint is based on improper testing of the INSULTEX products using the wrong type of testing equipment.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:

November 4, 2016
Innovative Designs, Inc.
Registrant

	By:	/s/ Joseph Riccelli
Joseph Riccelli
	Title:	Chief Executive Officer